Exhibit 99.2
Q3 2024 Financial Results Conference Call November 6th, 2024 Veeco Instruments

Safe Harbor This presentation contains “forward-looking statements”, within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, as amended, that are based on management’s expectations, estimates, projections and assumptions. Words such as “expects,” “anticipates,” “plans,” “believes,” “scheduled,” “estimates” and variations of these words and similar expressions are intended to identify forward-looking statements. Forward-looking statements include, but are not limited to, those regarding anticipated growth and trends in our businesses and markets, industry outlooks and demand drivers, our investment and growth strategies, our development of new products and technologies, our business outlook for current and future periods, our ongoing transformation initiative and the effects thereof on our operations and financial results; and other statements that are not historical facts. These statements and their underlying assumptions are subject to risks and uncertainties and are not guarantees of future performance. Factors that could cause actual results to differ materially from those expressed or implied by such statements include, without limitation: global trade issues, including the ongoing trade disputes between the U.S. and China, and changes in trade and export license policies; the level of demand for our products; global economic and industry conditions; global conflicts; our dependency on third-party suppliers and outsourcing partners; the timing of customer orders; our ability to develop, deliver and support new products and technologies; our ability to expand our current markets, increase market share and develop new markets; the concentrated nature of our customer base; cybersecurity attacks and our ability to safeguard sensitive information and protect our intellectual property rights in key technologies; the effects of regional or global health epidemics; our ability to achieve the objectives of operational and strategic initiatives and attract, motivate and retain key employees; the variability of results among products and end-markets, and our ability to accurately forecast future results, market conditions, and customer requirements; the impact of our indebtedness, including our convertible senior notes and our capped call transactions; and other risks and uncertainties described in our SEC filings on Forms 10-K, 10-Q and 8-K, and from time-to-time in our other SEC reports. All forward-looking statements speak only to management’s expectations, estimates, projections and assumptions as of the date of this presentation. The Company does not undertake any obligation to update or publicly revise any forward-looking statements to reflect events, circumstances or changes in expectations after the date of this presentation.

Bill Miller, Ph.D. CEO Overview

Q3 Financial Highlights • Top and bottom-line results above mid-point of guide • Semiconductor Business delivers record revenue • Increased 26% year-over-year and 13% sequentially • Highlighted by growth in shipments to leading edge customers across several product lines • Wet Processing a key driver of growth in Advanced Packaging • Received over ~$50M in orders from a leading foundry, HBM manufacturer and OSAT’s in 2024 • Driven by Heterogeneous Integration and 3D Packaging for AI Revenue $185M Non-GAAP Operating Income $31M Diluted Non-GAAP EPS Semiconductor business delivers record revenue and 0.46¢ strong year-over-year growth

Role in the Semi Manufacturing Deposition Lithography Ion Implantation Etch Annealing Inspection/ Metrology Advanced Packaging IBD 300 IBD EUV LSA NSA Wet Processing Litho New products FRONT END BACK END Driving business today Representative Process Steps Veeco technologies are critical for several Semi manufacturing process steps IBD – Ion Beam Deposition EUV – Extreme ultraviolet LSA- Laser Spike Annealing NSA – Nanosecond Annealing

Semi SAM Expansion To Drive Outperformance Markets Industry Inflections Advanced Logic GAA/BSPDN Device Shrink - EUV/High NA Lithography Memory HBM/3D Devices Advanced Packaging 3D Packaging For AI Heterogeneous Integration LSA NSA IBD 300 Wet Processing IBD EUV 0% 5% 10% 15% 20% 25% 2024-2028 CAGR WFE Growth Veeco Semi SAM ~2x increase Enabling Technologies Enabling technologies for industry inflections provide opportunity to outperform WFE growth Largest Drivers of SAM Growth *WFE CAGR based on Tech Insights Long-Term Semiconductor, Silicon, and Equipment forecast, Veeco Semi SAM CAGR based on TrendFocus, Gartner, Yole Group and internal analysis. *

Semi Evaluations Capture Industry Inflections Increase in evaluations to enable penetration of key SAM growth opportunities *Evaluations typically compete to win several applications. The number of applications under evaluation will vary by system, customer, and market.

John Kiernan CFO Financial Overview

Q3 Revenue by Market & Region Revenue by Market Revenue by Region Scientific & Other Semiconductor Compound Semiconductor Data Storage EMEA APAC China United States $185M Revenue Trend ($M) Q3 23 Q2 24 Q3 24 Semiconductor 98 110 124 Compound Semi 26 18 16 Data Storage 34 34 33 Scientific & Other 20 14 12 Total 177 176 185 Amounts may not calculate precisely due to rounding. ROW is negligible 67% 18% 7% 8% 32% 30% 5% 33% China APAC United States EMEA

In millions (except per share amounts) GAAP Non-GAAP Q2 24 Q3 24 Q2 24 Q3 24 Revenue $175.9 $184.8 $175.9 $184.8 Gross Profit 75.4 79.2 76.8 80.9 Gross Margin 42.9% 42.9% 43.7% 43.8% Operating Expenses 58.7 54.9 48.6 49.9 Operating Income 16.7 24.3 28.3 31.0 Net Income 14.9 22.0 25.4 28.3 Diluted Earnings Per Share 0.25 0.36 0.42 0.46 Diluted Shares 62.5 62.7 62.1 62.2 Amounts may not calculate precisely due to rounding. A reconciliation of GAAP to Non-GAAP financial measures can be found in the backup section of this presentation. Q3 Operating Results

Amounts may not calculate precisely due to rounding. A reconciliation of GAAP to Non-GAAP financial measures can be found in the backup section of this presentation. Balance Sheet and Cash Flow Highlights $ millions Q2 24 Q3 24 Cash & Short-Term Investments 305 321 Accounts Receivable 92 132 Inventories 245 242 Accounts Payable 47 50 Cash Flow from Operations 8 18 Capital Expenditures 3 4 DSO (days) 47 64 DIO (days) 219 207 DPO (days) 43 43

Q4 & FY 2024 Outlook A reconciliation of GAAP to Non-GAAP financial measures can be found in the backup section of this presentation. GAAP Non-GAAP Revenue $165M - $185M $165M - $185M Gross Margin 42% - 43% 43% - 44% Operating Expenses $58M - $60M $48M - $51M Net Income $10M - $16M $21M - $27M Diluted Earnings Per Share $0.18 - $0.27 $0.35 - $0.45 Updated FY 2024 Outlook • Revenue to $700 - $720 million from $690 - $730 million • Non-GAAP EPS to $1.68-$1.78 from $1.65-$1.85 Q4 2024

Why own ? Long-Term WFE Growth Execution to Generate Long-Term Value Enabling Technologies For Semi Manufacturing Investment Strategy For Industry Inflections SAM Expansion Drives Outperformance 1 2 3 4 5

Q&A

Backup & Financial Tables

Historical Revenue by End-Market Amounts may not calculate precisely due to rounding. $M 2021 2022 2023 2024 Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Semi 51.6 53.7 76.3 65.4 247.1 77.6 97.5 100.4 93.8 369.4 93.1 106.3 98.2 115.2 412.7 120.4 109.9 124.1 Compound Semi 24.8 24.2 23.3 34.7 107.0 37.1 31.1 28.1 24.9 121.2 21.2 24.1 25.7 16.3 87.3 21.0 18.2 15.6 Data Storage 41.0 52.0 39.3 36.5 168.8 21.6 21.5 27.7 16.7 87.5 21.5 13.9 34.0 19.1 88.5 18.0 34.0 32.8 Scientific & Other 16.4 16.4 11.4 16.3 60.5 20.1 13.8 15.7 18.4 68.0 17.7 17.4 19.6 23.4 78.0 15.1 13.8 12.4 Total 133.7 146.3 150.2 153.0 583.3 156.4 164.0 171.9 153.8 646.1 153.5 161.6 177.4 173.9 666.4 174.5 175.9 184.8

Convertible Notes – Outstanding * Conversion price for 2027 Convertible Notes includes the effect of the Capped Call transaction **Weighted average Convertible Notes Principal Amount Carrying Value Coupon Annual Cash Interest Annual Non-Cash Interest Initial Conversion Price Convertible Notes Due Jan 2025 $27M $26M 3.5% $0.9M $0.1M $24.00 Convertible Notes Due June 2027 25M 25M 3.75% 0.9M 0.1M 18.46* Convertible Notes Due June 2029 230M 225M 2.875% 6.6M 1.1M 29.22 Total Convertible Notes $282M $276M 3.0%** $8.4M $1.3M $27.77** As of September 30, 2024

Effect of Convertible Notes on Diluted EPS (Effective Q3 2024)

2025 and 2027 Convertible Notes

Quarterly

GAAP			Non-GAAP*		
EPS threshold before effect of Notes	Reduction to Interest expense for EPS calculation (in thousands)	Incremental Dilutive Shares** (in thousands)	EPS threshold before effect of Notes	Reduction to Interest expense for EPS calculation (in thousands)	Incremental Dilutive Shares** (in thousands)
≥ $0.14 < $0.23	$257	1,788	≥ $0.17 < $0.21	$234	1,354
≥ $0.23	$513	2,893	≥ $0.21	$466	2,458

Annual

GAAP			Non-GAAP*		
EPS threshold before effect of Notes	Reduction to Interest expense for EPS calculation (in thousands)	Incremental Dilutive Shares** (in thousands)	EPS threshold before effect of Notes	Reduction to Interest expense for EPS calculation (in thousands)	Incremental Dilutive Shares** (in thousands)
≥ $0.57 < $0.93	$1,028	1,788	≥ $0.69 < $0.84	$938	1,354
≥ $0.93	$2,054	2,893	≥ $0.84	$1,865	2,458

2029 Convertible Notes (GAAP and Non-GAAP)**

Average Stock Price per Common Share	Incremental Dilutive Shares (in thousands)
$29.00	-
$30.00	205
$31.00	452
$32.00	684
$33.00	902
$34.00	1,106
$35.00	1,300
$36.00	1,482
$37.00	1,655
$38.00	1,818
$39.00	1,974
$40.00	2,121
$41.00	2,261
$42.00	2,395
$43.00	2,522
$44.00	2,644
$45.00	2,760

Based upon current 2025 and 2027 Convertible Notes outstanding. The above calculations are intended to be estimates only, and reflect the use of the if-converted method for diluted EPS purposes. The EPS thresholds mentioned above represent various ranges at which some of our Convertible Notes may become dilutive. No shares are added for dilution purposes if the addition of such shares (and reduced interest expense) would be anti-dilutive.

* The non-GAAP incremental dilutive shares includes the impact of the Company's capped call transactions issued concurrently with our 2027 Convertible Notes, and assumes an average per share stock price above $18.46.

** The Company is required to settle the principal amount of the 2029 Convertible Notes in cash, and has the option to settle the excess above principal in any combination of cash or shares. As such, only "in-the-money" shares above the implied conversion price of $29.22 are added to the diluted share count, and there is no interest expense add-back to the numerator for purposes of calculating diluted EPS.

Note on Reconciliation Tables These tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, incremental transaction-related compensation, and certain integration costs. These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors' operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating Income, which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Amounts may not calculate precisely due to rounding. Supplemental Information—GAAP to Non-GAAP Reconciliation $ millions Q2 24 Q3 24 Net sales $175.9 $184.8 GAAP gross profit 75.4 79.2 GAAP gross margin 42.9% 42.9% Add: Share-based comp 1.4 1.6 Add: Release of inventory fair value step-up for purchase accounting - 0.2 Non-GAAP gross profit $76.8 $80.9 Non-GAAP gross margin 43.7% 43.8% In millions Q2 24 Q3 24 GAAP Net income $15.2 $22.0 Add: Share-based comp 9.2 9.5 Add: Amortization 1.8 1.7 Add: Changes in contingent consideration 0.5 (4.6) Add: Release of inventory fair value step-up for purchase accounting - 0.2 Add: Interest expense (income) (0.3) (0.3) Add: Tax expense 2.1 2.7 Non-GAAP operating income $28.5 $31.0 $ millions, except per share amounts Q2 24 Q3 24 GAAP Basic weighted average shares 56.3 56.4 GAAP Diluted weighted average shares 62.5 62.7 GAAP Basic EPS $0.27 $0.39 GAAP Diluted EPS $0.25 $0.36 GAAP Net income $15.2 $22.0 Add: Share-based comp 9.2 9.5 Add: Amortization 1.8 1.7 Add: Changes in contingent consideration 0.5 (4.6) Add: Release of inventory fair value step-up for purchase accounting - 0.2 Add: Non-cash interest expense 0.3 0.3 Add: Tax adjustment from GAAP to Non-GAAP (1.4) (0.7) Non-GAAP net income 25.7 28.3 Non-GAAP basic EPS $0.46 $0.50 Non-GAAP diluted EPS $0.42 $0.46 Non-GAAP basic weighted average shares 56.3 56.4 Non-GAAP diluted weighted average shares 62.1 62.2 In millions Q2 24 Q3 24 GAAP operating expenses $58.4 $54.9 Share-based compensation (7.8) (7.9) Amortization (1.8) (1.7) Other (0.5) 4.6 Non-GAAP operating expenses $48.3 $49.9

$ millions Non-GAAP Adjustments GAAP Share-Based Compensation Amortization Other Non-GAAP Net Sales $184.8 $184.8 Gross Profit 79.2 1.6 — 0.2 80.9 Gross Margin 42.9% 43.8% Operating Expenses $54.9 (7.9) (1.7) 4.6 $49.9 Operating Income $24.3 9.5 1.7 (4.5) $31.0 Net Income $22.0 9.5 1.7 (4.8) $28.3 Q3 2024 Actual: GAAP to Non-GAAP Reconciliation Amounts may not calculate precisely due to rounding. Income per Diluted Common Share GAAP Non-GAAP Net Income $22.0 $28.3 Add: Interest on Convertible Senior Notes 0.5 0.4 Net income available to common shareholders 22.5 28.7 Basic weighted average common shares 56.4 56.4 Add: Dilutive effect of share-based awards 1.6 1.6 Add: Dilutive effect of 2025 Convertible Senior Notes 1.1 1.1 Add: Dilutive effect of 2027 Convertible Senior Notes 1.8 1.4 Add: Dilutive effect of 2029 Convertible Senior Notes 1.7 1.7 Diluted weighted average common shares 62.7 62.2 Basic income per common share $0.39 $0.50 Diluted income per common share $0.36 $0.46 Other Non-GAAP Adjustments Changes in contingent consideration ($4.6) Release of inventory fair value step-up associated with the Epiluvac purchase accounting 0.2 Subtotal (4.5) Non-cash Interest Expense 0.3 Non-GAAP tax adjustment (0.7) Total Other ($4.8)

Q4 2024 Guidance

($ millions, except per share amounts)

Reconciliation of GAAP to non-GAAP Financial Data					
		Non-GAAP Adjustments			
	GAAP	Share-Based Compensation	Amortization	Other	Non-GAAP
Net Sales	$165–$185				$165–$185
Gross Profit	70–79	2	—	—	72–81
Gross Margin	42%–43%				43%–44%
Operating Expenses	$58–$60	(8)	(2)	—	$48–$51
Operating Income	$12–$19	10	2	—	$23–$30
Net Income	$10–$16	10	2	(1)	$21–$27
Income per Diluted Share	$0.18–$0.27				$0.35–$0.45

Reconciliation of GAAP Net Income to non-GAAP Operating Income	
GAAP Net Income	$10–$16
Share-Based Compensation	10
Amortization	2
Interest income, net	(1)
Income tax expense	3-4
Non-GAAP Operating Income	$23–$30

FY 2024 Reconciliation of GAAP to non-GAAP Financial Data

GAAP earnings per diluted share for 2024 is expected between $1.12 and $1.22. Guidance regarding 2024 Non-GAAP earnings per diluted share: 1) excludes charges related to estimated share-based compensation expenses of $0.59 per share and amortization expense of $0.11 per share; 2) excludes benefits related to changes in contingent consideration and sale of productive assets of $0.08 per share; and 3) includes additional estimated income tax expense of $0.07 per share.

Income per Diluted Common Share	GAAP	Non-GAAP
Net Income	$10–$16	$21–$27
Add: Interest on Convertible Senior Notes	0-1	0-0
Net income available to common shareholders	10-17	21-37
Basic weighted average common shares	56	56
Add: Dilutive effect of share-based awards	2-2	1-1
Add: Dilutive effect of 2025 Convertible Senior Notes	0-1	1-1
Add: Dilutive effect of 2027 Convertible Senior Notes	2-2	1-1
Add: Dilutive effect of 2029 Convertible Senior Notes	1-1	1-1
Diluted weighted average common shares	60-61	61
Income per diluted common share	$0.18-$0.27	$0.35-$0.45

Amounts may not calculate precisely due to rounding.